Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 9th Floor Wilmington, Delaware (Address of principal executive offices)	19801 (Zip Code)
Alison D.B. Nadeau
U.S. Bank Trust National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Telephone (617) 603-6553
(Name, address and telephone number of agent for service)
DELTA AIR LINES, INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-0218548 (I. R. S. Employer Identification No.)

Hartsfield-Jackson Atlanta International Airport Atlanta, Georgia (Address of principal executive offices)	30320-6001 (Zip Code)

2009-1 PASS THROUGH TRUSTS
PASS-THROUGH CERTIFICATES, SERIES 2009-1

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a	)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency Washington, D.C.

	b	)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15			Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.		A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

	2.		A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

	3.		A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

	4.		A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

	5.		Not applicable.

	6.		The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

	7.		Report of Condition of the Trustee as of June 30, 2009, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

	8.		Not applicable.

	9.		Not applicable.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 18th day of November, 2009.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

Exhibit 7
U.S. Bank Trust National Association
Statement of Financial Condition
As of June 30, 2009
($000’s)

6/30/2009
Assets
Cash and Balances Due From Depository Institutions	$511,962
Fixed Assets	798
Intangible Assets	65,543
Other Assets	25,230

Total Assets	$603,533

Liabilities

Other Liabilities	$17,151

Total Liabilities	$17,151

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	79,450

Total Equity Capital	$586,382

Total Liabilities and Equity Capital	$603,533

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association
By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

Date: November 18, 2009

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